CrossFirst Bank Promotes Randy Rapp to President
Bank Promotes New Leader from Within

LEAWOOD KANSAS ., June 08, 2022/PR Newswire/ - - CrossFirst Bank, a subsidiary of CrossFirst
Bankshares, Inc. (NASDAQ: CFB) , announced today the promotion of Randy Rapp to President of the
Bank, effective July 1, 2022. Mr.

Rapp most recently served as Chief Risk Officer and Chief Credit Officer.

In his new role as President of CrossFirst Bank, Mr.

Rapp will oversee the credit and risk management,
sales and business development, technology and infrastructure, and operational business lines of the
Bank. He will continue to report to Mike Maddox, CEO of CrossFirst Bank and President and CEO of
CrossFirst Bankshares, Inc.
“The promotion of Randy reflects

the careful thought of our Board of Directors regarding the future leadership of our company as we position the Bank for future growth,” said Maddox. “It’s our strategy to
recruit and retain the best talent and prepare them for success. Since joining CrossFirst in 2019, Randy has made significant contributions to our credit practices leading to improvements in the quality of our loan portfolio and financial performance. Randy has extensive experience in the financial services industry, and I am confident in his leadership abilities to accelerate our company forward.

”
Mr.

Rapp has more than thirty years of commercial banking experience. Prior to joining CrossFirst, Mr.
Rapp served as Chief Credit Officer for Texas

Capital Bankshares, Inc. Over the course of his career, Mr.
Rapp has held roles of commercial relationship manager, credit approval officer,

and Chief Credit Officer
for several public banks in the North Texas

area.
“I am honored to work alongside a talented group of extraordinary bankers and look forward to the expanded responsibilities of this role,” said Rapp.

“Our continued ability to remain keenly focused on
our core business model while contributing to the success of our employees, clients, and communities, continues to make CrossFirst Bank a world class organization.”

Mr.

Rapp holds a Bachelors of Business Administration in Accounting from the University of Texas at
Austin and Masters of Business Administration in Finance from Texas

Christian. He is also a licensed
Certified Public Accountant. Mr.

Rapp is actively involved in the community having served as President of the Tarrant County Bankers

Association, President of the Fort Worth Longhorn Club, Chair of the
Board of University Christian Church, Chair of the Community Initiative and Core Allocations Committee
of the Metropolitan Tarrant

County United Way,

and as the founding Chair of the McCombs School of
Business Parents Council at the University of Texas

.

“Given the Bank’s growth over the last 15 years, the Board and I are committed to scaling our organization with experienced executives who support and execute on our strategic initiatives.

The
promotion of Randy highlights that goal, as well as our responsibilities for succession planning at all levels within our organization,”

said Maddox. “By separating the Bank’s President and CEO positions, this promotion will also allow me to focus on our company’s long-term vision to achieve strategic and sustainable growth and address the unique opportunities and challenges of a rapidly-evolving banking landscape.”
About CrossFirst Bank
CrossFirst Bank, headquartered in Leawood, Kansas, is a subsidiary of CrossFirst Bankshares, Inc.
(Nasdaq: CFB), a Kansas corporation and a registered bank holding company. CrossFirst

Bank has nine

full-service banking offices in Kansas, Missouri, Oklahoma,

Arizona, and Texas.

For more information on
CrossFirst Bank, visit www.crossfirstbank.com

.

Forward-Looking Statements
All statements in this press release that do not directly and exclusively relate to historical facts constitute forward-looking statements. These forward

-looking statements are based on the current
beliefs, expectations and assumptions of CrossFirst’s management with respect to future events and are subject to a number of significant risks and uncertainties. It is important to note that CrossFirst’s performance, and actual results, financial condition or business could differ materially from those expressed in such forward-looking statements. The words “future,”

“position,” “opportunities” or the
negative of these words, variations thereof or other similar words and expressions are intended to identify forward-looking statements.

For example, these forward-looking statements include, but are not limited to, statements regarding changes to our leadership team, our future financial performance, business strategy and plans, market growth, and our objectives for future operations. Factors that could
cause or contribute to such differences include, but are not limited to, the following: risks associated with the current outbreak of the novel coronavirus, or COVID-19; our ability to effectively execute our expansion strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions and integrating merged and acquired companies; business and economic conditions, particularly those affecting our market areas in Kansas, Missouri, Oklahoma, Texas and Arizona, including a decrease in or the volatility of oil and gas prices or agricultural commodity prices within the region; concentrations of loans secured by real estate and energy located in our market areas; risks associated with our commercial loan portfolio, including the risk for deterioration in value of the general business assets that secure such loans; borrower and depositor concentration risks; our ability to maintain our reputation; our ability to successfully manage our credit risk and the sufficiency of our allowance; our ability to attract, hire and retain qualified management personnel; our dependence on our management team, including our ability to retain executive officers and key employees and their customer and community relationships; competition from banks, credit unions and other financial services providers; compliance with governmental and regulatory requirements.

Additional discussion
of these and other risks, uncertainties and factors affecting CrossFirst’s business is contained in
CrossFirst’s filings with the Securities and Exchange Commission (the “SEC”), including in CrossFirst’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its Quarterly Reports on Form
10-Q for the periods ended March 31, 2022, and its other filings with the SEC.

The reader should not
place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. Except as required by law,

CrossFirst undertakes no obligation to update or revise
forward-looking statements.
Contact Information
Media Contact
Meggin Nilssen | CrossFirst Bank
913-302-1915 | meggin.nilssen@crossfirstbank.com

Investor Contact
Heather Worley | CrossFirst Bankshares, Inc.
214-676-4666 | heather@crossfirst.com